Exhibit 99.1

Leap Therapeutics Rebrands as Cypherpunk; Expands Leadership Team to Drive New Zcash Treasury Strategy

Khing Oei appointed Chairman of the Board;

Will McEvoy appointed Chief Investment Officer and Member of the Board;

Cypherpunk Technologies Inc. announces acquisition of 203,775.27 ZEC.

Cambridge, Mass., November 12, 2025 – Leap Therapeutics, Inc. (Nasdaq: LPTX) today announced it will change its name to Cypherpunk Technologies Inc., and unveiled a digital asset treasury strategy to accumulate Zcash’s native coin, ZEC. Cypherpunk has to date used $50 million of proceeds from the previously announced private placement to purchase 203,775.27 ZEC at an average purchase price of $245.37 per ZEC.

In addition, the company also plans to change its ticker symbol to (Nasdaq: CYPH) as part of the rebranding under the Cypherpunk name. The company will begin trading under its new name and ticker symbol CYPH on Thursday, November 13. Until then, investors can continue to buy and sell the company’s stock under the current ticker symbol LPTX without interruption.

Cypherpunk also announced the appointment of Khing Oei and Will McEvoy to its Board of Directors, effective November 11, 2025. This strategic move comes as part of the Company’s recently completed $58.88 million private placement led by Winklevoss Capital to initiate a digital asset treasury strategy. Notably, Winklevoss Capital was the only institutional investor in the private placement, contributing a majority of the total raised.

“The recent weak performance of digital asset treasury companies stems from PIPEs dominated by short-term, mercenary capital. We’ve taken a different path by building a syndicate of value-aligned investors who believe in the long-term importance of Zcash and privacy for the United States and the world.” – Will McEvoy, Chief Investment Officer of Cypherpunk

Khing Oei has been appointed Chairman of the Board, while Will McEvoy will also serve as the company’s first-ever Chief Investment Officer, effective in each case as of November 11, 2025. Concurrently with Mr. Oei’s appointment, Christopher Mirabelli, PhD, will step down from his role as Chairman, while remaining a member of the Board.

“We are pleased to welcome Khing and Will to the Board of Directors, and to have Will serve as Chief Investment Officer as we advance our strategy to create long-term shareholder value through active participation in Zcash. Participant control and privacy, enabled by Zcash, are critical as financial transactions move increasingly to blockchain and tokenization. The rebranding and new leadership appointments mark a transformational step in expanding our mission as we enter a new phase of growth.” – Douglas E. Onsi, President and Chief Executive Officer of Cypherpunk

Why This Matters

Cypherpunk is a company dedicated to self-sovereignty. As the world becomes increasingly digitized, privacy has become a rare and vanishing resource. And despite their critical importance, privacy enhancing technologies remain under-adopted. Backing privacy today is both a generational mission and a massive opportunity. Privacy is the foundation that allows freedom of speech, thought, and association to thrive. Without it, these societal tentpoles may exist on paper but can’t be exercised meaningfully in practice. In other words, privacy is the silent precondition of freedom. Additionally, in a world where privacy is scarce, it becomes the most valuable commodity.

Why Zcash?

Zcash is one of the oldest and most respected privacy-preserving blockchains, launched in 2016 as a fork of Bitcoin with advanced cryptography that enables selective transparency. Built on the same sound monetary principles as Bitcoin, with a fixed 21 million coin supply, Zcash introduced a breakthrough in privacy technology through the use of zero-knowledge proofs (zk-SNARKs), allowing transactions to be verified without revealing sender, receiver, or amount. This innovation has since influenced the entire cryptographic landscape, inspiring privacy advancements across other blockchains like Ethereum and Solana.

Since its inception, Zcash has processed tens of millions of transactions and consistently ranked among the top privacy coins by market capitalization. Its underlying protocol continues to evolve with major upgrades — including Halo 2, a trustless recursive proof system that eliminates the need for trusted setup ceremonies and enhances scalability. Nearly a decade after launch, Zcash remains one of the few digital assets with the potential for both Bitcoin-level decentralization and cutting-edge privacy, offering real utility with private yet auditable digital transactions.

Cypherpunk Technologies Inc. sees Zcash as digital privacy in asset form, the same way Bitcoin has proven to be digital gold. Zcash also represents an important hedge against the transparency of Bitcoin and the existing financial infrastructure in an AI-abundant future.

New Board Members

•	Khing Oei is a seasoned investor with a strong track record of investing in public, private and digital markets. Oei is the Founder and CEO of Treasury, an emerging euro-denominated Bitcoin treasury firm. Before Treasury, Oei was the Founder and CEO of Captur (formerly AlphaSwap), a decentralized asset management platform. He was previously the Founder and Chief Investment Officer of Eyck Capital, a London-based event-driven hedge fund focused on distressed and special situations across credit and equities, managing over $200 million in assets. Prior to that role, Oei was a Managing Principal and Portfolio Manager at Bardin Hill (formerly Halcyon), a $10 billion multi-strategy hedge fund where, as CEO of its European operations, he led European distressed investments and managed the firm’s $2.5 billion CLO platform. Oei began his career at Goldman Sachs in the Special Situations Group and later worked at Fortress Investment Group’s Drawbridge Special Opportunities Fund. He holds a MSc in Econometrics from The Vrije Universiteit Amsterdam.

•	Will McEvoy is a Principal at Winklevoss Capital, where he invests and identifies opportunities on the frontier, from crypto and space to energy, bio, and defense. He focuses on companies and technologies that slow entropy and create order in critical civilizational domains. Before joining Winklevoss Capital, Will authored Bitcoin and crypto research at Fundstrat and helped build one of Dynasty Financial Partners’ highest-performing client platforms. He also serves on the board of Real Bedford FC and holds a degree from The George Washington University.

About Cypherpunk

Cypherpunk Technologies Inc., previously known as Leap Therapeutics, Inc., is a company developing novel therapies for patients with cancer and implementing a digital asset treasury strategy focused on Zcash. Following a $58.88 million private placement led by Winklevoss Capital, the Company is aiming to build long-term shareholder value by acquiring ZEC, participating in the development of Zcash, and continuing the development of sirexatamab and FL-501 to treat patients with cancer. For more information about the Company, visit our websites at http://www.cypherpunk.com and http://www.leaptx.com or view our public filings with the SEC that are available via EDGAR at http://www.sec.gov or via https://investors.leaptx.com/.

About Winklevoss Capital

Winklevoss Capital is an investment firm founded in 2012 by Cameron and Tyler Winklevoss that invests in frontier technologies.

Channels for Disclosure of Information

Going forward, we intend to announce material information to the public through filings with the Securities and Exchange Commission (SEC), the investor relations page on our website (URL), press releases, public conference calls, public webcasts, our X account (@cypherpunktech), and our LinkedIn page. The information disclosed in the foregoing channels could be deemed to be material information. As such, we encourage investors, the media, and others to follow the channels listed above and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which we will announce information will be posted on the investor relations page on our website.

Additional Information and Where to Find It

The Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (as may be supplemented or amended, the “Definitive Proxy Statement”) and a proxy card with respect to its solicitation of proxies for the Special Meeting of Stockholders to be held December 15, 2025 (the “Special Meeting”). The Definitive Proxy Statement contains important information about the matters to be voted on at the Special Meeting. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS TO BE VOTED ON AT THE SPECIAL MEETING. Stockholders are able to obtain free copies of these documents, and other documents we file with the SEC through the website maintained by the SEC at www.sec.gov. Copies will also be available at no charge in the Investors section of our website at http://www.cypherpunk.com or http://www.leaptx.com.

Participant Information

The Company, its directors and certain of its executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Special Meeting. Information about the compensation of our named executive officers and our non-employee directors as of the fiscal year ended December 31, 2024 is set forth in the sections titled “Executive Compensation” and “Compensation of Directors” in the Definitive Proxy Statement. Information regarding the participants’ holdings of Company securities can be found in the section titled “Security Ownership of Certain Beneficial Owners and Management” in the Definitive Proxy Statement.

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. Forward-looking statements address various matters including statements relating to ZEC or digital assets held or to be held by the Company, the expected future market, price and liquidity of ZEC or other digital assets the Company acquires, the macro and political conditions surrounding Zcash or digital assets, the Company’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, and future financial condition and performance. Risks and uncertainties of the digital asset treasury strategy include, among others: (a) the risk that the Company will fail to realize the anticipated benefits of the digital asset treasury strategy; (b) changes in business, market, financial, political and regulatory conditions; (c) risks relating to the Company’s operations and business, including the highly volatile nature of the price of cryptocurrencies, including ZEC; (d) the risk that the price of the Company’s Common Stock may be highly correlated to the price of ZEC or other digital assets that it holds; (e) risks related to increased competition in the industries in which the Company does and will operate; (f) risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; (g) risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; and (h) the ability to comply with the continued listing requirements of the Nasdaq Capital Market (“Nasdaq”). New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The Company may not actually achieve the forecasts disclosed in such forward-looking statements, and you should not place undue reliance on such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption "Risk Factors" in the Company’s most recent Annual Report on Form 10-K filed with the SEC, or as may be included in other reports or information we file with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company, nor any of its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

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